Prospectus supplement dated June 26, 2018
to the following prospectus(es):
Nationwide Protector IVUL and Nationwide Accumulator IVUL dated May 1, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the policy. Effective July 2, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Deutsche Variable Series I - Deutsche Capital Growth VIP: Class A	Deutsche DWS Variable Series I - DWS Capital Growth VIP: Class A
Deutsche Variable Series II - Deutsche Global Income Builder VIP: Class A	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A
GWP-0680
1